LIBERTY MIDCAP
                                   GROWTH FUND

                                Semiannual Report
                                 March 31, 2002



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

                                 LIBERTY MIDCAP
                                   GROWTH FUND

                                Semiannual Report
                                 March 31, 2002



                             [PHOTO OF MAN READING]



                       LESS MAIL CAN BE IN YOUR FUTURE...
                               LIBERTY eDELIVERY.

               To sign up for eDelivery, go to www.icsdelivery.com

 PRESIDENT'S MESSAGE


[PHOTO OF Keith T. Banks]


Dear Shareholder:

In the six months since our last report, investors have witnessed a turnaround in the economy and the stock market. Over this period, the S&P 500(R) Index managed to recover all of the ground that it lost in the wake of the events of September 11. Some of the sectors hurt most in the downturn of the third quarter, such as airlines and insurance stocks, bounced back strongly in the fourth quarter. And although volatility set in shortly after the beginning of the new year, many sectors of the markets have continued to deliver strong gains.

Small and mid-cap stocks, in general, outperformed the stocks of large companies as conviction about the economy carried over to segments of the market that traditionally stand to gain when the overall business environment picks up. In the report that follows, your portfolio manager will talk about the events of the period and the fund's performance in greater detail. As always, we thank you for investing in Liberty Funds.

Sincerely,

/s/ Keith T. Banks

Keith T. Banks
President
Liberty Funds





Net asset value per share as of  3/31/02 ($)
         Class A                9.94
         Class B                9.82
         Class C                9.80
         Class Z                9.96



NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE


Economic and market conditions change frequently. There is no assurance that trends described herein will continue or commence.

 PERFORMANCE INFORMATION


Value of a $10,000 investment
6/30/97 - 3/31/02


Performance of a $10,000 investment
6/30/97 - 3/31/02  ($)

            without sales with sales
               charge       charge
--------------------------------------
 Class A      12,116        11,419
--------------------------------------
 Class B      11,972        11,776
--------------------------------------
 Class C      11,949        11,949
--------------------------------------
 Class Z      12,140        n/a



[LINE CHART DATA]:

                    Class A shares         Class A shares             S&P 400
                 without sales charge    with sales charge         MidCap Index

6/97                 $  10,000.0            $   9,425.0            $  10,000.0
                        10,470.0                9,868.0               10,990.0
                        10,219.8                9,632.1               10,976.8
                        10,769.6               10,150.3               11,608.0
                        10,469.1                9,867.1               11,103.0
                        10,598.9                9,989.5               11,267.4
                        10,959.3               10,329.1               11,704.5
                        10,908.9               10,281.6               11,482.1
                        11,888.5               11,204.9               12,432.9
                        12,658.9               11,931.0               12,993.6
                        12,638.6               11,911.9               13,231.4
                        11,999.1               11,309.2               12,636.0
                        12,749.1               12,016.0               12,715.6
                        12,088.7               11,393.6               12,222.2
                         9,529.5                8,981.5                9,947.7
                        10,409.1                9,810.5               10,875.8
                        10,639.1               10,027.3               11,848.1
                        11,389.2               10,734.3               12,439.3
                        12,629.4               11,903.2               13,941.9
                        12,639.5               11,912.8               13,399.6
                        11,479.2               10,819.2               12,697.5
                        11,999.2               11,309.3               13,053.0
                        12,239.2               11,535.5               14,081.6
                        11,939.4               11,252.8               14,143.5
                        12,908.8               12,166.6               14,898.8
                        12,748.8               12,015.7               14,582.9
                        12,738.6               12,006.1               14,084.2
                        12,508.0               11,788.8               13,649.0
                        13,028.3               12,279.2               14,345.1
                        14,247.8               13,428.5               15,098.2
                        18,024.9               16,988.4               15,995.0
                        17,395.8               16,395.6               15,544.0
                        21,273.3               20,050.1               16,632.1
                        20,998.9               19,791.5               18,024.2
                        18,359.3               17,303.7               17,395.1
                        16,664.8               15,706.6               17,177.7
                        18,389.6               17,332.2               17,430.2
                        18,490.7               17,427.5               17,705.6
                        19,759.2               18,623.0               19,683.3
                        19,490.5               18,369.8               19,549.5
                        18,124.2               17,082.0               18,886.7
                        14,722.3               13,875.7               17,460.8
                        15,490.8               14,600.0               18,796.5
                        16,562.7               15,610.4               19,215.7
                        14,320.1               13,496.7               18,118.5
                        12,564.5               11,842.0               16,772.3
                        13,843.6               13,047.5               18,622.3
                        13,916.9               13,116.7               19,056.2
                        13,880.7               13,082.6               18,979.9
                        12,881.3               12,140.7               18,697.1
                        11,955.2               11,267.7               18,085.7
                         9,993.3                9,418.7               15,835.9
                        10,188.2                9,602.4               16,535.8
                        11,370.0               10,716.2               17,766.1
                        11,979.5               11,290.6               18,682.8
                        11,833.3               11,152.9               18,583.8
                        11,407.3               10,751.4               18,608.0
3/02                    12,116.0               11,419.0               19,937.0


MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES.

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell your shares. The above illustration assumes a $10,000 investment made on June 30, 1997, and reinvestment of income and capital gains distributions. The S&P MidCap 400 Index is an unmanaged group of middle capitalization stocks that differs from the composition of the fund; it is not available for direct investment.



Average annual total return as of 3/31/02 (%)
Share class                        A                          B                           C                     Z
Inception                       7/31/00                    7/31/00                     7/31/00               7/31/00
-------------------------------------------------------------------------------------------------------------------
                       without         with        without         with        without          with         without
                        sales          sales         sales         sales         sales          sales         sales
                        charge        charge        charge        charge        charge         charge        charge
-------------------------------------------------------------------------------------------------------------------
6-month (cumulative)     21.22         14.25         20.64         15.64         20.54          19.54         21.17
-------------------------------------------------------------------------------------------------------------------
1-year                   -3.59         -9.13         -4.38         -9.16         -4.39          -5.35         -3.49
-------------------------------------------------------------------------------------------------------------------
Life                      4.12          2.83          3.86          3.50          3.82           3.82          4.17


Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% sales charge for class A, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, thereafter - 0% and the class C contingent deferred sales charge of 1% for the first year only. Performance reflects any voluntary waivers or reimbursements of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes vary based on differences in sales charge and fees associated with each class.

Class A, B, C and Z share (newer class shares) performance information includes returns of the fund's class S shares (the oldest existing fund class) for periods prior to the inception dates of the newer class shares. These class S share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fee) between class S shares and newer class shares. Had the expense differential been reflected, the returns for periods prior to the inception date of class A, B and C shares would have been lower.

PORTFOLIO MANAGER'S REPORT

--------------------------------------------------------------------------------
Top 10 Holdings as of  3/31/02 (%)

Kohl's                             4.5
Laboratory Corp of America
  Holdings                         3.6
Expeditors International
  of Washington                    3.1
Univision Communications           2.6
Everest Re Group                   2.6
Mgic Investment                    2.6
AmerisourceBergen                  2.6
Bed Bath &Beyond                   2.5
Cox Radio                          2.5
Bear Stearns                       2.4

Holdings are calculated as a percentage of net assets. Because the fund is actively managed, there can be no guarantee the fund will continue to hold these securities in the future.

Bought
--------------------------------------------------------------------------------

We invested in Genesis Microchip, a supplier of integrated circuits and software for flat-panel displays, digital televisions and consumer video products. If spending on technology products and services picks up, which we expect it to do toward the end of the year, the company should benefit from increased demand. Genesis products are used by many large, well-known manufacturers, including IBM, Apple, Dell, Panasonic and Sony. We established this position during the period, by March 31, 2002, this position was eliminated from the Portfolio.



Sold
--------------------------------------------------------------------------------

Enzon, Inc., a biotechnology company which manufactures a successful treatment for hepatitis C in conjunction with Schering-Plough, has been in the portfolio for more than a year. While current supplies of the drug are adequate, Schering-Plough has announced that it will not be able to keep up with future demand. Because the lack of supply will have a negative impact on Enzon's earnings, we sold the stock.

--------------------------------------------------------------------------------


During the six-month period ended March 31, 2002, the Liberty MidCap Growth Fund Class A shares gained 21.22%, without a sales charge. In comparison, the fund's benchmark, the S&P MidCap 400 Index, returned 25.90%. The fund's peer group, the Morningstar Mid-Cap Growth Funds Category, returned 16.52% for the same period.

The fund's underperformance relative to its benchmark was the result of an underweighting in technology stocks and relatively poor performance in the financial area. The fund made most of its gains in the first half of the period when the stock market rallied strongly. During the second half of the period, returns were relatively flat. We made no substantial changes to the fund's investments during the period.

An improving investment environment

As investors anticipated an economic recovery in 2002, growth stocks-- particularly technology shares -- rallied strongly in the fourth quarter of 2001. Among growth stocks, investors preferred attractively priced small- and mid-cap stocks to more expensive large-caps. As the period progressed, it appeared that corporate profits would remain in the doldrums longer than had been expected. The lack of corporate profits raised concerns that valuations had reached unsustainable levels. Therefore, investors sold shares that had performed well and the market rebound was cut short.

Consumer stocks aided performance

Consumer discretionary stocks, which tend to do well during periods of economic recovery, accounted for one of the fund's largest sector weightings and also produced strong performance. Retailing stocks, a component of the consumer discretionary group, made relatively strong gains as consumer spending held up despite rising unemployment and a soft economy. Kohl's (4.5% of net assets), Tiffany & Company (1.8% of net assets) and Harley-Davidson (2.4% of net assets) were among the biggest contributors to performance1.

The fund also benefited from investments in companies related to the housing industry, which enjoyed robust growth despite a lackluster economy. One such company is Fastenal (2.3% of net assets), which sells supplies to the building industry.




------
1 Holdings are disclosed as of 3/31/02, and are subject to change.

Mixed results from financial stocks

For nearly a year, declining interest rates prompted homeowners to refinance their mortgages. As a result, the stocks of financial companies--especially those in mortgage-related businesses--performed well. However, when it appeared that a stronger economy might lead to higher interest rates and fewer mortgage refinancings, investors began selling their financial shares. Therefore, investments in companies such as Fidelity National Financial and MGIC Investment (2.6% of net assets) dampened performance.

Because the fund's exposure to the sector was relatively small, technology shares detracted from performance. The fund did not fully benefit from the run-up in technology shares early in the period.

Looking toward recovery

Because we believe an accelerating economy should result in increased capital spending and corporate profits later this year and into next year, we have begun to position the fund to take advantage of the opportunities created by these factors. For example, we have started to reduce the fund's position in consumer discretionary stocks and have invested in sectors such as business and consumer services, which should benefit from increased business activity. In addition, we are evaluating our technology strategy in anticipation of a pick-up in information technology spending later in 2002. We are also maintaining a core of stable growth companies that we believe have the potential to produce consistent earnings in virtually any economic environment.


/s/ Richard Johnson

Richard Johnson



Richard Johnson, vice president of Columbia Management Group, Inc., joined Columbia Management in 1994 and serves as portfolio manager of the fund. He has managed various funds for Columbia Management since 1995.

An investment in the fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments. Mid-cap stocks can present special risks including greater price volatility than stocks of larger, more established companies. Investing in mid-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.



Top 5 Sectors as of 3/31/02 (%)

[BAR CHART DATA]:

Consumer discretionary              32.9
Information technology              20.1
Financials                          15.7
Health care                         11.9
Industrials                         11.8


Sector breakdowns are calculated as a percentage of net assets. Since the fund is actively managed, there can be no guarantee the fund will continue to maintain this breakdown in the future.

Investing in mid-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

INVESTMENT PORTFOLIO


March 31, 2002 (Unaudited)

COMMON STOCKS - 95.9%              SHARES         VALUE
--------------------------------------------------------
CONSUMER DISCRETIONARY - 32.9%
AUTOMOBILES & COMPONENTS - 2.9%
AUTO PARTS & EQUIPMENT - 0.5%
Gentex Corp. (a)                    7,200    $  213,336
--------------------------------------------------------

MOTORCYCLE MANUFACTURERS - 2.4%
Harley-Davidson, Inc.              17,000       937,210
--------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE - 6.4%
HOTELS - 2.9%
Extended Stay America, Inc. (a)    20,000       348,000
Four Seasons Hotels, Inc.          15,000       799,200
--------------------------------------------------------
                                              1,147,200
--------------------------------------------------------

LEISURE FACILITIES - 2.1%
International Speedway Corp.,
   Class A                         18,700       854,590
--------------------------------------------------------

RESTAURANTS - 1.4%
Buca, Inc. (a)                     30,000       545,100
--------------------------------------------------------

MEDIA - 9.0%
BROADCASTING & CABLE - 7.8%
Cox Radio, Inc., Class A (a)       35,000       994,000
Radio One, Inc., Class D (a)       35,000       721,000
Univision Communications, Inc.,
   Class A (a)                     25,000     1,050,000
XM Satellite Radio Holdings,
   Inc., Class A (a)               25,000       344,250
--------------------------------------------------------
                                              3,109,250
--------------------------------------------------------

PUBLISHING & PRINTING - 1.2%
Belo Corp., Class A                20,000       465,000
--------------------------------------------------------

RETAILING - 14.6%
APPAREL RETAIL - 2.0%
Hot Topic, Inc. (a)                37,500       783,750
--------------------------------------------------------

COMPUTER & ELECTRONICS RETAIL - 2.2%
Electronics Boutique Holdings
   Corp. (a)                       25,000       863,250
--------------------------------------------------------

DEPARTMENT STORES - 4.4%
Kohl's Corp. (a)                   25,000     1,778,750
--------------------------------------------------------

GENERAL MERCHANDISE STORES - 1.7%
Family Dollar Stores, Inc.         20,000       670,200
--------------------------------------------------------

SPECIALTY STORES - 4.3%
Bed Bath & Beyond, Inc. (a)        30,000     1,012,500
Tiffany & Co.                      20,000       711,000
---------------------------------------------------------
                                              1,723,500
---------------------------------------------------------


                                   SHARES         VALUE
--------------------------------------------------------
CONSUMER STAPLES - 1.4%
HOUSEHOLD & PERSONAL PRODUCTS - 1.4%
PERSONAL PRODUCTS - 1.4%
Steiner Leisure Ltd. (a)           25,000    $  539,000
--------------------------------------------------------

--------------------------------------------------------
ENERGY - 2.1%
OIL & GAS EXPLORATION & PRODUCTS - 2.1%
Apache Corp.                       15,000       853,200
--------------------------------------------------------

--------------------------------------------------------
FINANCIALS - 15.7%
BANKS - 1.9%
Investors Financial Services Corp.  10,000      760,500
--------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES - 7.0%
Ambac Financial Group, Inc.        15,000       886,050
Bear Stearns Cos., Inc.            15,000       941,250
Federated Investors Inc., Class B  20,000       647,000
Moody's Corp.                       7,500       308,250
--------------------------------------------------------
                                              2,782,550
--------------------------------------------------------

INSURANCE - 6.8%
INSURANCE BROKERS - 1.6%
Arthur J. Gallagher & Co.          20,000       655,400
--------------------------------------------------------

PROPERTY & CASUALTY INSURANCE - 2.6%
MGIC Investment Corp.              15,000     1,026,450
--------------------------------------------------------

REINSURANCE - 2.6%
Everest Re Group Ltd.              15,000     1,040,100
--------------------------------------------------------

--------------------------------------------------------
HEALTH CARE - 11.9%
HEALTH CARE EQUIPMENT & SERVICES - 7.2%
HEALTH CARE DISTRIBUTORS & SERVICES - 6.2%
AmerisourceBergen Corp.            15,000     1,024,500
Laboratory Corp. of America
   Holdings (a)                    15,000     1,437,900
--------------------------------------------------------
                                              2,462,400
--------------------------------------------------------

MANAGED HEALTH CARE - 1.0%
Caremark Rx, Inc. (a)              20,000       390,000
--------------------------------------------------------

PHARMACEUTICALS & BIOTECHNOLOGY - 4.7%
BIOTECHNOLOGY - 3.0%
Gilead Sciences, Inc. (a)          15,000       539,850
IDEC Pharmaceuticals Corp. (a)     10,000       643,000
--------------------------------------------------------
                                              1,182,850
--------------------------------------------------------

PHARMACEUTICALS - 1.7%
King Pharmaceuticals, Inc. (a)     20,000       700,200
--------------------------------------------------------



See notes to investment portfolio.

                                   SHARES         VALUE
--------------------------------------------------------
INDUSTRIALS - 11.8%
CAPITAL GOODS - 4.3%
AEROSPACE & DEFENSE - 2.0%
InVision Technologies, Inc. (a)    20,000     $ 804,000
--------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS - 2.3%
Fastenal Co.                       12,000       903,840
--------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES - 4.5%
DIVERSIFIED COMMERCIAL SERVICES - 4.5%
Corporate Executive Board Co. (a)  25,000       937,775
Education Management Corp. (a)     20,000       843,400
--------------------------------------------------------
                                              1,781,175
--------------------------------------------------------

TRANSPORTATION - 3.0%
AIR FREIGHT & COURIERS - 3.0%
Expeditors International of
   Washington, Inc.                20,000     1,220,000
--------------------------------------------------------

--------------------------------------------------------
INFORMATION TECHNOLOGY - 20.1%
SOFTWARE & SERVICES - 8.3%
APPLICATION SOFTWARE - 6.0%
Activision, Inc. (a)               20,000       596,600
Electronic Arts, Inc. (a)          13,500       820,800
Mercury Interactive Corp. (a)      17,000       640,050
Rational Software Corp. (a)        20,000       316,600
--------------------------------------------------------
                                              2,374,050
--------------------------------------------------------

INFORMATION TECHNOLOGY CONSULTING & SERVICES - 1.5%
SunGard Data Systems, Inc. (a)     18,200       600,054
--------------------------------------------------------

INTERNET SOFTWARE & SERVICES - 0.8%
Internet Security Systems, Inc. (a) 13,600      310,760
--------------------------------------------------------

TECHNOLOGY HARDWARE & EQUIPMENT - 11.8%
COMPUTER STORAGE & PERIPHERALS - 2.1%
Lexmark International, Inc. (a)    15,000       857,700
--------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.6%
Ingram Micro, Inc., Class A (a)    20,000       331,000
Jabil Circuit, Inc. (a)            30,000       705,900
--------------------------------------------------------
                                              1,036,900
--------------------------------------------------------

SEMICONDUCTOR EQUIPMENT - 1.0%
LTX Corp. (a)                      15,000       407,850
--------------------------------------------------------




                                   SHARES         VALUE
--------------------------------------------------------
SEMICONDUCTORS - 6.1%
Altera Corp. (a)                   30,000     $ 656,100
Intersil Corp., Class A (a)        15,000       425,250
Microchip Technology, Inc. (a)     20,000       836,600
QLogic Corp. (a)                   10,000       495,200
--------------------------------------------------------
                                              2,413,150
--------------------------------------------------------

TOTAL COMMON STOCKS
   (cost of $33,360,175)                     38,193,265
--------------------------------------------------------

U.S. GOVERNMENT
OBLIGATIONS - 0.7%                PAR
--------------------------------------------------------
U.S. Treasury Notes,
   7.500% 05/15/02
   (cost of $254,726)          $  250,000       254,726
--------------------------------------------------------

 SHORT-TERM
OBLIGATION - 3.6%
--------------------------------------------------------
COMMERCIAL PAPER - 3.6%
UBS Financial,
   1.850% 04/01/02 (b)
   (cost of $1,445,000)         1,445,000     1,445,000
--------------------------------------------------------

TOTAL INVESTMENTS - 100.2%
   (cost of $35,059,901)(c)                  39,892,991
--------------------------------------------------------

OTHER ASSETS & LIABILITIES, NET - (0.2)%        (65,948)
--------------------------------------------------------

NET ASSETS - 100.0%                        $ 39,827,043
========================================================

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Rate represents yield at time of purchase.
(c) Cost for both financial statement and federal income tax purposes is the same.



See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES


March 31, 2002 (Unaudited)

ASSETS:
Investments, at cost                     $   35,059,901
--------------------------------------------------------
Investments, at value                    $   39,892,991
Cash                                                308
Receivable for:
   Investments sold                             340,454
   Fund shares sold                              20,638
   Interest                                       7,096
   Dividends                                      5,350
   Expense reimbursement due
     from Advisor                                 5,996
Deferred Trustees' compensation plan                457
--------------------------------------------------------
     Total Assets                            40,273,290
--------------------------------------------------------

LIABILITIES:
Payable for:
   Investments purchased                        307,646
   Fund shares repurchased                       63,677
   Management fee                                29,034
   Administration fee                             5,807
   Transfer agent fee                             8,490
   Bookkeeping fee                                  810
   Trustees' fee                                    782
Deferred Trustees' fee                              457
Other liabilities                                29,544
--------------------------------------------------------
     Total Liabilities                          446,247
--------------------------------------------------------
Net Assets                               $   39,827,043
========================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                          $   45,185,195
Accumulated net investment loss                (201,672)
Accumulated net realized loss                (9,989,570)
Net unrealized appreciation on investments    4,833,090
--------------------------------------------------------
Net Assets                               $   39,827,043
========================================================




CLASS A:
Net assets                                  $ 1,218,308
Shares outstanding                              122,578
--------------------------------------------------------
Net asset value and redemption price
   per share                                $      9.94(a)
========================================================
Maximum offering price per share
   ($9.94/0.9425)                           $     10.55(b)
========================================================

CLASS B:
Net assets                                  $ 4,234,898
Shares outstanding                              431,378
--------------------------------------------------------
Net asset value, offering and redemption
   price per share                          $      9.82(a)
========================================================

CLASS C:
Net assets                                  $   395,386
Shares outstanding                               40,335
--------------------------------------------------------
Net asset value, offering and redemption
   price per share                          $      9.80(a)
========================================================

CLASS S:
Net assets                                  $33,963,288
Shares outstanding                            3,406,238
--------------------------------------------------------
Net asset value, offering and redemption
   price per share                          $      9.97
========================================================

CLASS Z:
Net assets                                  $    15,163
Shares outstanding                                1,522
--------------------------------------------------------
Net asset value, offering and redemption
   price per share                          $      9.96
========================================================

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offeringprice is reduced.



See notes to financial statements.

STATEMENT OF OPERATIONS


For the Six Months Ended March 31, 2002 (Unaudited)

INVESTMENT INCOME:
Dividends                                     $  36,203
Interest                                         17,800
--------------------------------------------------------
   Total Investment Income (net of
     foreign taxes withheld of $77)              54,003
--------------------------------------------------------

EXPENSES:
Management fee                                  141,450
Administration fee                               28,290
Distribution fee:
   Class A                                          503
   Class B                                       12,080
   Class C                                        1,352
Service fee:
   Class A                                        1,249
   Class B                                        4,027
   Class C                                          451
Bookkeeping fee                                   4,978
Transfer agent fee                               50,942
Trustees' fee                                     3,667
Registration fee                                 27,755
Other expenses                                   32,004
--------------------------------------------------------
   Total Expenses                               308,748
Fees and expenses waived or
   reimbursed by Advisor                        (52,441)
Fees waived by Distributor - Class A               (503)
Custody earnings credit                            (591)
--------------------------------------------------------
   Net Expenses                                 255,213
--------------------------------------------------------
Net Investment Loss                            (201,210)
--------------------------------------------------------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments             (1,609,562)
Net change in unrealized
   appreciation/depreciation
   on investments                             8,860,172
--------------------------------------------------------
Net Gain                                      7,250,610
--------------------------------------------------------
Net Increase in Net Assets from
   Operations                               $ 7,049,400
========================================================



See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS


                              (UNAUDITED)
                              SIX MONTHS       YEAR
                                ENDED          ENDED
INCREASE (DECREASE)            MARCH 31,   SEPTEMBER 30,
IN NET ASSETS:                   2002          2001
--------------------------------------------------------

OPERATIONS:
Net investment loss           $  (201,210)   $ (470,138)
Net realized loss on
   investments                 (1,609,562)   (8,326,208)
Net change in unrealized
   appreciation/depreciation
   on investments               8,860,172   (23,457,934)
--------------------------------------------------------
Net Increase (Decrease) from
   Operations                   7,049,400   (32,254,280)
--------------------------------------------------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized capital gains:
   Class A                             --       (14,598)
   Class B                             --       (39,451)
   Class C                             --        (5,018)
   Class S                             --    (2,675,205)
   Class Z                             --           (43)
In excess of net realized capital gains:
   Class A                             --           (78)
   Class B                             --          (210)
   Class C                             --           (27)
   Class S                             --       (14,237)
   Class Z                             --            --(a)
--------------------------------------------------------
Total Distributions Declared
   to Shareholders                     --    (2,748,867)
--------------------------------------------------------

SHARE TRANSACTIONS:
Class A:
   Subscriptions                  588,403     5,031,487
   Distributions reinvested            --        12,188
   Redemptions                   (233,805)   (4,216,570)
--------------------------------------------------------
      Net Increase                354,598       827,105
--------------------------------------------------------
Class B:
   Subscriptions                1,859,984     3,753,456
   Distributions reinvested            --        37,116
   Redemptions                   (434,711)     (492,866)
--------------------------------------------------------
      Net Increase              1,425,273     3,297,706
--------------------------------------------------------
Class C:
   Subscriptions                   76,726       458,324
   Distributions reinvested            --         5,045
   Redemptions                    (45,942)      (37,835)
--------------------------------------------------------
      Net Increase                 30,784       425,534
--------------------------------------------------------

(a) Rounds to less than $1.



                              (UNAUDITED)
                              SIX MONTHS       YEAR
                                ENDED         ENDED
                               MARCH 31,   SEPTEMBER 30,
                                 2002          2001
--------------------------------------------------------
Class S:
   Subscriptions            $   1,443,479  $ 10,364,021
   Distributions reinvested            --     2,556,858
   Redemptions                 (4,016,999)  (15,106,305)
--------------------------------------------------------
      Net Decrease             (2,573,520)   (2,185,426)
--------------------------------------------------------
Class Z:
   Subscriptions                   14,005            --
   Distributions reinvested            --            43
--------------------------------------------------------
      Net Increase                 14,005            43
--------------------------------------------------------
Net Increase (Decrease) from
   Share Transactions            (748,860)    2,364,962
--------------------------------------------------------
Total Increase (Decrease) in
   Net Assets                   6,300,540   (32,638,185)

NET ASSETS:
Beginning of period            33,526,503    66,164,688
--------------------------------------------------------

End of period (including
   accumulated net investment
   loss of $(201,672) and
   $(462), respectively)     $ 39,827,043  $ 33,526,503
========================================================

CHANGES IN SHARES:
Class A:
   Subscriptions                   62,596       354,218
   Issued for distributions
     reinvested                        --           943
   Redemptions                    (24,835)     (279,948)
--------------------------------------------------------
      Net Increase                 37,761        75,213
--------------------------------------------------------
Class B:
   Subscriptions                  197,892       315,296
   Issued for distributions
     reinvested                        --         2,912
   Redemptions                    (47,209)      (49,076)
--------------------------------------------------------
      Net Increase                150,683       269,132
--------------------------------------------------------
Class C:
   Subscriptions                    8,305        38,182
   Issued for distributions
     reinvested                        --           433
   Redemptions                     (4,942)       (3,485)
--------------------------------------------------------
      Net Increase                  3,363        35,130
--------------------------------------------------------
Class S:
   Subscriptions                  157,512       770,318
   Issued for distributions
     reinvested                        --       197,899
   Redemptions                   (428,809)   (1,197,386)
--------------------------------------------------------
      Net Decrease               (271,297)     (229,169)
--------------------------------------------------------
Class Z:
   Subscriptions                    1,457            --
   Issued for distributions
     reinvested                        --             3
--------------------------------------------------------
      Net Increase                  1,457             3
--------------------------------------------------------



See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

March 31, 2002 (Unaudited)




NOTE 1. ACCOUNTING POLICIES


ORGANIZATION:

Liberty Midcap Growth Fund - Class A, Class B, Class C and Class Z and Stein Roe Midcap Growth Fund - Class S (collectively the "Fund") is a series of Liberty-Stein Roe Funds Investment Trust (the "Trust"), an open-end management investment company, which is registered under the Investment Company Act of 1940, and is organized as a Massachusetts business trust. The Fund may issue an unlimited number of shares. The Fund offers five classes of shares: Class A, Class B, Class C, Class S and Class Z. Class A shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares in three, four or eight years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Class S shares and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class S and Class Z shares as defined in the Fund's prospectus. The financial highlights for Class S shares are presented in a separate semiannual report.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS:

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid price.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Investments for which market quotations are not readily available are valued at fair value under procedures approved by the Board of Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS:

All income, expenses (other than Class A, Class B and Class C service and distribution fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class A, Class B and Class C net investment income per share data reflects the service and distribution fees per share applicable to Class A, Class B and Class C shares.

Class A, Class B and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the service and distribution fees applicable to Class A, Class B and Class C shares.

FEDERAL INCOME TAXES:

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

At September 30, 2001, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were as follows:

                     YEAR OF      CAPITAL LOSS
                   EXPIRATION     CARRYFORWARD
                   ---------------------------
                      2009          $927,932

Expired capital loss carryforwards, if any, are recorded as a reduction of paid-in capital.

Additionally, $7,121,049 of net capital losses attributable to security transactions occurring after October 31, 2000, are treated as arising on October 1, 2001, the first day of the Fund's current taxable year.

DISTRIBUTIONS TO SHAREHOLDERS:

Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

OTHER:

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonreclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

MANAGEMENT FEE:

Stein Roe & Farnham Incorporated (the "Advisor") is the investment advisor of the Fund and receives a monthly fee as follows.

           AVERAGE DAILY
             NET ASSETS          ANNUAL FEE RATE
------------------------------------------------
           First $500 million         0.75%
           Next $500 million          0.70%
           Next $500 million          0.65%
           Over $1.5 billion          0.60%

On November 1, 2001, Liberty Financial Companies, Inc., the former parent of the Advisor, completed the sale of its asset management business, including the Advisor, to a subsidiary of FleetBoston Financial Corporation. This transaction resulted in a change of control of the Advisor and, therefore, an assignment of the Advisor's investment advisory contract with the Fund. The Fund had obtained approval of a new investment advisory contract by the Fund's Board of Trustees and shareholders, which became effective upon completion of the sale. The new contract is identical to the prior contract in all material respects except for its effective and termination dates.


ADMINISTRATION FEE:

The Advisor also provides accounting and other services for a monthly fee as follows:

           AVERAGE DAILY
             NET ASSETS          ANNUAL FEE RATE
------------------------------------------------
           First $500 million        0.150%
           Next $500 million         0.125%
           Next $500 million         0.100%
           Over $1.5 billion         0.075%

BOOKKEEPING FEE:

The Advisor is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Advisor has delegated those functions to State Street Bank and Trust Company ("State Street"). The Advisor pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, the Advisor receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

TRANSFER AGENT FEE:

Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.06% annually of the Fund's average daily net assets plus charges based on the number of shareholder accounts and transactions and receives reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES:

Liberty Funds Distributor, Inc. (the "Distributor"), an affiliate of the Advisor, is the Fund's principal underwriter. For the six months ended March 31, 2002, the Fund has been advised that the Distributor had retained underwriting discounts of $2,425 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $56 and $4,379 on Class A and Class B share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") which requires it to pay the Distributor a monthly service fee equal to 0.25% annually of Class A, Class B and Class C average daily net assets as of the 20th of each month. The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.10%, 0.75% and 0.75%, annually of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. The Distributor has voluntarily agreed, until further notice, to waive the Class A distribution fee.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS:

The Advisor has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.25% annually of the Fund's average daily net assets.

OTHER:

The Fund pays no compensation to its officers, all of whom are employees of the Advisor or its affiliates.

The Fund has an agreement with its custodian bank under which $591 of custody fees were reduced by balance credits for the six months ended March 31, 2002. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income producing asset if it had not entered into such an agreement.

NOTE 3. PORTFOLIO INFORMATION

INVESTMENT ACTIVITY:

For the six months ended March 31, 2002, purchases and sales of investments, other than short-term obligations, were $28,813,102 and $31,112,915, respectively.

Unrealized appreciation (depreciation) at March 31, 2002, based on cost of investments for both financial statement and federal income tax purposes was:

Gross unrealized appreciation              $5,818,084
Gross unrealized depreciation                (984,994)
                                             --------
Net unrealized appreciation                $4,833,090
                                             --------

OTHER:

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified. The Fund may purchase or sell futures contracts.

The Fund will use these instruments to hedge against the effects of changes in the portfolio securities due to market conditions and not for trading purposes. The use of futures contracts involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Advisor of the future direction of the market or stock price. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any give time.

Upon entering into a futures contract, the Fund deposits cash or securities with its custodian in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin payable or receivable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. As of March 31, 2002, the Fund did not have any open futures contracts.

NOTE 4. LINE OF CREDIT

The Trust and the SR&F Base Trust (collectively the "Trusts") participate in unsecured line of credit agreement provided by the custodian bank. The line of credit entitles the Trusts to borrow from the custodian at any time upon notice from the Trusts. The borrowings available to the Trusts for the line of credit are $200 million. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to the Trusts and, ultimately, the Fund based on its borrowings. In addition, a commitment fee of 0.10% per annum on the Fund's unused commitment shall be paid quarterly by each Fund based on the relative asset size of the Fund to the Trusts as a whole. The commitment fee is included in "Other expenses" on the Statement of Operations. Because several investment companies participate, there is no assurance that an individual fund will have access to the entire line of credit at any particular time. For the six months ended March 31, 2002, the Fund had no borrowings under the agreement.

NOTE 5. OTHER RELATED PARTY TRANSACTIONS

During the six months ended March 31, 2002, the Fund used AlphaTrade Inc., a wholly owned subsidiary of Colonial Management Associates, Inc., an affiliate of the Advisor, as a broker. Total commissions paid to AlphaTrade Inc. during the period were $2,856.


FINANCIAL HIGHLIGHTS


Selected data for a share outstanding throughout each period is as follows:

                                                                          (UNAUDITED)
                                                                          SIX MONTHS
                                                                             ENDED         YEAR ENDED      PERIOD ENDED
                                                                           MARCH 31,      SEPTEMBER 30,    SEPTEMBER 30,
CLASS A SHARES                                                               2002             2001           2000 (A)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                         $   8.20          $ 16.84          $ 18.22
------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                                         (0.06)           (0.13)           (0.01)
Net realized and unrealized gain (loss) on investments                           1.80            (7.83)            1.03
------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                                            1.74            (7.96)            1.02
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                                            --            (0.68)           (2.40)
In excess of net realized gains                                                    --               --(c)            --
------------------------------------------------------------------------------------------------------------------------
     Total Distributions Declared to Shareholders                                  --            (0.68)           (2.40)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                 $ 9.94           $ 8.20          $ 16.84
========================================================================================================================
Total return (d)(e)                                                           21.22%(f)       (48.73)%           5.41%(f)
========================================================================================================================
RATIOS TO AVERAGE NET ASSETS:
Expenses (g)                                                                   1.50%(h)         1.50%            0.52%(h)
Net investment loss (g)                                                       (1.21)%(h)       (1.18)%          (0.25)%(h)
Waiver/reimbursement                                                           0.38%(h)         0.54%            0.10%(h)
Portfolio turnover rate                                                          79%(f)          232%             242%
Net assets, end of period (000's)                                            $ 1,218           $  696           $  162

(a) Class A shares were initially offered on July 31, 2000. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Rounds to less than $0.01.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Advisor and Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(h)  Annualized.


FINANCIAL HIGHLIGHTS (CONTINUED)


Selected data for a share outstanding throughout each period is as follows:

                                                                          (UNAUDITED)
                                                                          SIX MONTHS
                                                                             ENDED         YEAR ENDED      PERIOD ENDED
                                                                           MARCH 31,      SEPTEMBER 30,    SEPTEMBER 30,
CLASS B SHARES                                                               2002             2001           2000 (A)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                         $   8.14          $ 16.82          $ 18.22
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                                         (0.09)           (0.21)           (0.03)
Net realized and unrealized gain (loss) on investments                           1.77            (7.79)            1.03
-----------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                                            1.68            (8.00)            1.00
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                                            --            (0.68)           (2.40)
In excess of net realized gains                                                    --               --(c)            --
-----------------------------------------------------------------------------------------------------------------------
     Total Distributions Declared to Shareholders                                  --            (0.68)           (2.40)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                 $ 9.82           $ 8.14          $ 16.82
========================================================================================================================
Total return (d)                                                              20.64%(e)(f)    (49.04)%(e)        5.29%(f)
========================================================================================================================
RATIOS TO AVERAGE NET ASSETS:
Expenses (g)                                                                   2.25%(h)         2.25%            1.27%(h)
Net investment loss (g)                                                       (1.96)%(h)       (1.93)%          (1.00)%(h)
Waiver/reimbursement                                                           0.28%(h)         0.44%              --
Portfolio turnover rate                                                          79%(f)          232%             242%
Net assets, end of period (000's)                                            $ 4,235          $ 2,285           $  195

(a) Class B shares were initially offered on July 31, 2000. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Rounds to less than $0.01.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(h)  Annualized.


FINANCIAL HIGHLIGHTS (CONTINUED)


Selected data for a share outstanding throughout each period is as follows:

                                                                          (UNAUDITED)
                                                                          SIX MONTHS
                                                                             ENDED         YEAR ENDED      PERIOD ENDED
                                                                           MARCH 31,      SEPTEMBER 30,    SEPTEMBER 30,
CLASS C SHARES                                                               2002             2001           2000 (A)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                         $   8.13          $ 16.81          $ 18.22
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                                         (0.09)           (0.21)           (0.02)
Net realized and unrealized gain (loss) on investments                           1.76            (7.79)            1.01
-----------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                                            1.67            (8.00)            0.99
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                                            --            (0.68)           (2.40)
In excess of net realized gains                                                    --               --(c)            --
-----------------------------------------------------------------------------------------------------------------------
     Total Distributions Declared to Shareholders                                  --            (0.68)           (2.40)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                 $ 9.80           $ 8.13          $ 16.81
========================================================================================================================
Total return (d)                                                              20.54%(e)(f)    (49.06)%(e)        5.23%(f)
========================================================================================================================
RATIOS TO AVERAGE NET ASSETS:
Expenses (g)                                                                   2.25%(h)         2.25%            1.27%(h)
Net investment loss (g)                                                       (1.96)%(h)       (1.93)%          (1.00)%(h)
Waiver/reimbursement                                                           0.28%(h)         0.44%             --
Portfolio turnover rate                                                          79%(f)          232%             242%
Net assets, end of period (000's)                                             $  395           $  300           $   31

(a) Class C shares were initially offered on July 31, 2000. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Rounds to less than $0.01.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(h)  Annualized.


FINANCIAL HIGHLIGHTS (CONTINUED)


Selected data for a share outstanding throughout each period is as follows:

                                                                          (UNAUDITED)
                                                                          SIX MONTHS
                                                                             ENDED         YEAR ENDED      PERIOD ENDED
                                                                           MARCH 31,      SEPTEMBER 30,    SEPTEMBER 30,
CLASS Z SHARES                                                               2002             2001           2000 (A)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                         $   8.22          $ 16.84          $ 18.22
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                                         (0.05)           (0.11)              --(c)
Net realized and unrealized gain (loss) on investments                           1.79            (7.83)            1.02
-----------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                                            1.74            (7.94)            1.02
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                                            --            (0.68)           (2.40)
In excess of net realized gains                                                    --               --(c)            --
-----------------------------------------------------------------------------------------------------------------------
     Total Distributions Declared to Shareholders                                  --            (0.68)           (2.40)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                 $ 9.96           $ 8.22          $ 16.84
========================================================================================================================
Total return (d)                                                              21.17%(e)(f)    (48.60)%(e)        5.41%(f)
========================================================================================================================
RATIOS TO AVERAGE NET ASSETS:
Expenses (g)                                                                   1.25%(h)         1.25%            0.27%(h)
Net investment loss (g)                                                       (0.96)%(h)       (0.93)%             --(h)(i)
Waiver/reimbursement                                                           0.28%(h)         0.44%              --
Portfolio turnover rate                                                          79%(f)          232%             242%
Net assets, end of period (000's)                                             $   15            $   1            $   1

(a) Class Z shares were initially offered on July 31, 2000. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Rounds to less than $0.01.
(d)  Total return at net asset value assuming all distributions reinvested.
(e) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(h)  Annualized.
(i)  Rounds to less than 0.01%.

                                       [THIS PAGE INTENTIONALLY LEFT BLANK]

 TRANSFER AGENT


Important Information About This Report

The Transfer Agent for Liberty Midcap Growth Fund is:

Liberty Funds Services, Inc.
PO Box 8081
Boston, MA  02266-8081

Please make a note of our new mailing address, effective immediately.

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Shareholder Services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Midcap Growth Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Liberty Funds Performance Update.


Semiannual Report:
Liberty Midcap Growth Fund

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you define it.




Liberty believes in professional advice

Today's ever-changing financial markets can challenge even the most seasoned investors. That's why we recommend working with a financial advisor. With an advisor you have an experienced, knowledgeable professional looking out for your best interests. Your advisor can help you establish a plan for reaching your personal financial goals and help you stay on track over the long term. It's a relationship that's focused on you and your needs.




Liberty Midcap Growth Fund  SEMIANNUAL REPORT, MARCH 31, 2002


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LIBERTY FUNDS
A MEMBER OF COLUMBIA MANAGEMENT GROUP

COPYRIGHT 2002 LIBERTY FUNDS DISTRIBUTOR, INC.
A MEMBER OF COLUMBIA MANAGEMENT GROUP
ONE FINANCIAL CENTER, BOSTON, MA  02111-2621




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